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                                                                   EXHIBIT 10.23

                                SECOND AMENDMENT
                                ----------------

          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 1, 2001, among TOO, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), CITICORP USA, INC., as syndication agent (the "Syndication Agent"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as administrative agent (the "Administrative Agent" and, together with the Syndication Agent, the "Agents" and each, an "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                               - - - - - - - - - -

          WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement, dated as of August 13, 1999 (as amended, modified, restated and/or supplemented through, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested, and the Agents and the Lenders have agreed to, the amendments and waivers provided herein on the terms and conditions set forth herein;

          NOW, THEREFORE, it is agreed:

          1. Section 4.02(c) is hereby amended by inserting the following text immediately following the text "Effective Date" appearing in the first parenthetical thereof:

          "and Indebtedness permitted pursuant to Sections 9.04(iii) and (iv), as such Sections are in effect from time to time".

          2. Section 9.04(iii) of the Credit Agreement is hereby amended by deleting the amount "$3,000,000" appearing in the proviso thereof and inserting the amount "$18,500,000.00" in lieu thereof.

          3. Section 9.04(iv) of the Credit Agreement is hereby amended by deleting the amount "$3,000,000" appearing in the proviso thereof and inserting the amount "$18,500,000" in lieu thereof.

          4. Section 9.07 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end thereof:

          "(f) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make additional Capital Expenditures (which Capital Expenditures will not be included in any determination under Section 9.07(a)) in the Borrower's fiscal year 2001, in an aggregate amount not to exceed $5,000,000.".

          5. The definition of "Cash Equivalents" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and inserting the following new clauses (v), (vi), and (vii) in lieu thereof:

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          "(v) insured municipal bonds of any Person organized in the United
     States rated at least AAA or the equivalent thereof by Standard & Poor's Rating Group or Moody's Investors Services, Inc., and in each case maturing not more than 180 days after the date of acquisition by such Person, (vi) secured and overcollateralized variable preferred tax exempt bonds of any Person organized in the United States rated at least AAA or the equivalent thereof by Standard & Poor's Rating Group or Moody's Investors Services, Inc., and in each case maturing not more than 180 days after the date of acquisition by such Person, and (vii) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (vi) above.".

          6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          9. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to each Lender which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 3:00 p.m. (New York time) on November 1, 2001, a fee equal to 0.10% of the sum of (I) the aggregate principal amount of such Lender's outstanding Term Loans on the Second Amendment Effective Date and (II) such Lender's Revolving Loan Commitment on the Second Amendment Effective Date.

          10. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Second Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

          11. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

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                                 TOO, INC.

                                 By: /s/ Kent Kleeberger
                                 -----------------------------------------
                                     Title: Executive Vice President/Chief
                                      Financial Officer, Logistics & Systems


                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                    Individually and as Administrative Agent

                                 By: /s/ Barry K. Bergman
                                     -------------------------------------
                                     Title: Vice President


                                 CITICORP USA, INC., Individually and as
                                 Syndication Agent

                                 By: /s/ Peter A. Briggs
                                     -------------------------------------
                                     Title: Vice President


                                 SUNTRUST BANK

                                 By: /s/ Frank A. Coe
                                     -------------------------------------
                                     Title: Vice President


                                 FIRST UNION NATIONAL BANK

                                 By: /s/ William F. Fox
                                     -------------------------------------
                                     Title: Vice President


                                 THE BANK OF NEW YORK

                                 By: /s/ William Barnum
                                     -------------------------------------
                                     Title: Vice President


                                 FIRSTAR BANK, NA

                                 By: /s/ R. H. Friend
                                     -------------------------------------
                                     Title: Vice President

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                                         THE HUNTINGTON NATIONAL BANK

                                         By: /s/ Jone M. Luehmann
                                             ----------------------------
                                             Title: Vice President


                                         FIFTH THIRD BANK, CENTRAL OHIO

                                         By: /s/ John K. Beardslee
                                             ---------------------------
                                             Title: Vice President


                                         FIRST DOMINION FUNDING 1

                                         By: /s/ John G. Popp
                                             ----------------------------
                                             Title: Authorized Signatory


                                         FIRST DOMINION FUNDING 2

                                         By: /s/ John G. Popp
                                             ----------------------------
                                             Title: Authorized Signatory